EXHIBIT 99.3

CONFIDENTIAL TREATMENT
  REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit, as indicated by “[*]”, have been omitted, pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

PURCHASE ORDER

P.O. No.:PZ2010080501WMX-1	Date: August 5, 2010

Customer: Perusat S.A.
Address:  Av. Camino Real 493 of. 1101 San Isidro Lima 27 Peru
Bank Item: (Accounting Bank name, A/C number)
Contact Person:  Mario Navarro

Supplier: ZTE CORPORATION
Address: ZTE Plaza, Keji Road South, Hi-Tech Industrial Park, Nanshan District, Shenzhen, P.R.China
Bank Item: BANK OF CHINA SHENZHEN BRANCH
US Dollar Account: 810100277908092014
Contact Person: Chen Xing

1.	Order Amount & Price (which shall be detailed in Attachment 1: Bill of Quotation)

Item Description	Total Price –USD
Equipments DDP	3,333,676.54
Terminals	2,350,400.00
Peru IGV tax	1,079,974.54
Total	6,764,051.08

Total Price $6,746,051.08 (Six Million Seven Hundred Sixty –Four Thousand Fifty-One and 08/100 U.S. Dollars)

2.	Trade Term: DDP

3.	Delivery Port: Shenzhen, China

4.
Destinations:  The following cities in the Republic of Peru, with particular components of equipment to be delivered to each city as specified by Perusat: Lima, Piura, Lambayeque (Chiclayo), La Libertad (Trujillo), Ancash (Chimbote), Ica, Arequipa, and Cusco.

5.	Delivery Date: 5 months after PO issued and removal of all conditions described in Section 9.

6.
Means of Transportation:  by sea, unless otherwise specified for air transportation by the Customer prior to equipment leaving the Supplier’s place of manufacture as to any portion of this PO, subject to payment of additional transportation expense incurred by the Supplier

7.	Payment Term:

Items	Payment Terms
Equipments	15% of contracted value as down payment, which shall be paid within 20 days after removal of conditions described in Section 9 below and signature of the purchase order.
85% of contracted value as Vendor Financing terms as below.
Terminals	180 days after Bill of Lading date (including Air Waybill)

Vendor Financing terms for System Equipments:

Credit facility:	Vendor Financing
Buyer:	PERUSAT S.A.
Supplier:	ZTE Corporation
Credit purpose:	To finance the purchase by the Buyer of system equipments from ZTE.
Down payment:	15% value of System Equipments part, including IGV tax
Facility amount:	85% value of System Equipments part, including IGV tax
Currency:	United States Dollars
Tenor:	2.5 years (Including Grace Period)
Grace period:	1 year commencing from first Bill of Lading date under this purchase order.
Interest Rate	6 months Libor plus 2.5% per annum
Principal Repayment:	Three semi-annually equal installments, with first one beginning on the 180th day from end of Grace Period.
Interest Payment:	Together with each principal repayment.
Security:
For security of repayment and nature of this kind of vendor financing, following two securities are required:
1. Unconditional and irrevocable Corporate Guarantee by PERUSAT’s parent company ChinaTel for 100% financing amount, which is 85% System Equipments value;
2. Mortgage of 100% System Equipments which are provided by ZTE.

Assignment:
The Supplier has right to assign all the account receivables to a third party with a written notice to the Buyer. The Buyer shall accommodate necessary assistance to complete such assignment, including but not limited to acknowledge and sign receivable assignment notice.

8. The implement schedule shall be detailed in Attachment 2: Implementation Schedule.

9. Other Condition: This PO is conditioned upon Customer providing notice to Supplier that Customer has received extension of existing licenses and concessions from Peru’s Ministry of Transportation and Communication.

10. Other clauses refer to the Equipment Contract signed by and between Customer and Supplier on August 3, 2010 (Contract No. PZ2010080501WMX ).

Offered and signed by the Customer:	Accepted on behalf of the Suppler:
PERUSAT S.A.	ZTE CORPORATION
By: /s/ Mario Navarro	By: /s/ Chen Xing
Name: Mario Navarro	Name: Chen Xing
Title: Chief Executive Officer	Title:
Date: August 5, 2010	Date: August 5, 2010
Please confirm this order by return fax.

Attachment 1: Bill of Quotation
Attachment 2: Implementation Schedule

Attachment 1: Bill of Quotation

Item	Equipment / Service Description	ZTE UNIT FOB USD	ZTE UNIT DDP without GV USD (by sea)	Qty.	Extension DDP without IGV USD (by sea)
Equipment
1	Core Network ASN-GW, AAA + data pre-paid
1.1	WiMAX Compact:ASN-GW, AAA + data pre-paid) (100,000 subs)	[*]	[*]	1	[*]
2	BTS
2.1	BTS S1/1/1 (2.5GHz) 2T4R: Hardware & Software	[*]	[*]	50	[*]
2.2	BATTERY DC BackupTime (Hour) 4.0	[*]	[*]	43	[*]
2.3	EMS for BTS: Hardware & Software	[*]	[*]	1	[*]
3	MICROWAVE
3.1	MICROWAVE: Hardware & Software	[*]	[*]	43	[*]
3.2	EMS for Microwave	[*]	[*]	1	[*]
4	Switch
4.1	Ethernet Switch	[*]	[*]	2	[*]
4.2	Ethernet Switch（10G OPTICO INTERFACE）	[*]	[*]	8	[*]
5	BOSS
5.1	BOSS (100,000 subs)	[*]	[*]	1	[*]
6	NGN
6.1	NGN (100,000 subs)	[*]	[*]	1	[*]
				Subtotal	$3,333,676.54

* Confidential

Attachment 2: Implementation Schedule